SCHEDULE 14A
                               PROXY STATEMENT

               INFORMATION STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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[X] Preliminary proxy statement
[_] Definitive proxy statement
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[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                         PEGASUS WIRELESS CORPORATION
        -----------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)


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                          PEGASUS WIRELESS CORPORATION

                   NOTICE OF 2007 SPECIAL MEETING OF SHAREHOLDERS
                                   AUGUST _, 2007



To the Shareholders:

Notice is hereby given that the 2007 Special Meeting of Shareholders of Pegasus Wireless Corp., a Nevada corporation, (the "Company"), will be held at the Hilton Palm Beach Airport, 105 Australian Ave., West Palm Beach, FL 33406 (561-684-9400), on August __, 2007 (a date at least 20 days after the notice is to be forwarded) at 10:00 a.m. for the following purposes:

1. Ratification of the Amended and Restated Articles of Incorporation of the Company, as attached as an Exhibit to this Proxy Statement; and Approval of the Company's Restructuring Plan as more fully described in this Proxy Statement; and,

2. To transact any and all other business that may properly come before the Meeting.

All shareholders of record at the close of business on August 1, 2007 are entitled to notice of this special meeting and to vote.


WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY (SEE EXHIBIT D) TO REQUEST TO RECEIVE THIS PROXY STATEMENT ELECTRONICALLY PLEASE EMAIL THE COMPANY AT: Pegasus14C@yahoo.com

TO PROVIDE YOUR PROXY VOTE ELECTRONICALLY PLEASE FORWARD IT VIA EMAIL TO THE COMPANY AT: PegasusProxy@yahoo.com

By order of the Board of Directors,


JASPER KNABB, Chief Executive Officer
STEPHEN DURLAND,  Secretary

                             AUGUST  __,  2007

                              PROXY STATEMENT

                             Table of Contents

                                                                           PAGE


INTRODUCTION                                                                  4

PROPOSAL 1: RATIFICATION OF AMENDED AND RESTATED ARTICLES OF
INCORPORATION OF THE COMPANY AS ATTACHED AS AN EXHIBIT TO
THIS PROXY STATEMENT AND APPROVAL OF THE COMPANY'S RESTRUCTURING
PLAN AS MORE FULLY DESCRIBED IN THIS PROXY STATEMENT                          5


SUPPLEMENTAL  INFORMATION
Voting Securities; Beneficial Ownership of the Company(s Common Stock         7
Certain Relationships and Related Party Transactions                          8
Committees of the Board of Directors                                          8
Summary Executive Compensation                                                8
Pension Arrangements                                                          9
Directors( Compensation and Consulting Arrangements                           9
Report of the Board of Directors Regarding Audit Issues                       9
Audit Fees                                                                    9
Financial Information Systems Design and Implementation Fees                  8
All Other Fees                                                                9
Section 16(a) Beneficial Ownership Reporting                                  9



EXHIBITS

A.  QUESTIONS AND ANSWERS
B.  AMENDED AND RESTATED ARTICLES OF INCORPORATION
C.  2006 ANNUAL  REPORT  ON  FORM  10-K
D.  PROXY

Introduction

This Proxy Statement, dated August __, 2007, is furnished in connection with the August __, 2007 Special Meeting of Shareholders of Pegasus Wireless Corp. (the "Company"), to be held at Hilton Palm Beach Airport, 150 Australian Ave, West Palm Beach, Florida 33406 (561-684-9400) on August __, 2007 at 10:00
a.m., and any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the notice of such meeting.

WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

This Information Statement was mailed to shareholders on or about August __, 2007.

The complete mailing address of the Company's principal executive office is 277 Royal Poinciana Way, Suite 153, Palm Beach, Florida 33480.

Only shareholders of record at the close of business on August 1, 2007 are entitled to participate in the Special Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:

CLASS                SHARES OUTSTANDING       VOTING
-------------	   ------------------      --------
Common Shares
Preferred Shares                   0             0

Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Special Meeting.

Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Special Meeting.

The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2006 (the "Annual Report"), including the Company's audited consolidated financial statements for the year ended December 31, 2006 (including comparative financials statements for the period ended December 31, 2005), is being mailed to the Company's shareholders with this Proxy Statement. Unlike this Proxy Statement, the Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.



At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Special Meeting which will be presented for consideration at such Special Meeting.

THE COMPANY IS SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS PROXY STATEMENT, AND A VOTE BY THE COMPANY(S STOCKHOLDERS IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.

More specifically, this Proxy Statement is being furnished to the holders of record on August 1, 2007, of the outstanding shares of common stock, $.001 par value, of the Company.

Questions and Answers relating to the restructuring plan is attached as Exhibit A and shareholders are encouraged to review this overview of the more salient elements and issues.

This Proxy Statement is being provided in connection with a vote of the Company's stockholders.



PROPOSAL 1:

RATIFICATION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND APPROVAL OF THE COMPANY(S RESTRUCTURING PLAN

The Board of Directors elected to Amend and Restate the Articles of Incorporation of the Company as it felt that the articles have been amended numerous times without a complete restatement thereof and to increase the authorized common shares.

The Board of Directors has approved the Restructuring Plan in order to maximize Shareholder value for the Company(s shareholders due to the decline in market value of the Company's common stock and the adverse publicity of the Company and its officers and directors.

THE RESTRUCTURING PLAN:

The Company has closed its manufacturing facility in Freeport, Grand Bahama, The Bahamas and relocate all manufacturing to its subsidiaries, Cnet in the Peoples Republic of China and SKI in the Republic of China.

The Company will sell its 51% ownership of the AMAX companies, Cnet and SKI, to three separate publicly traded companies in a stock for stock exchange and subsequently issue as a property dividend to the Pegasus shareholders the shares received in each of these three transactions. The dividend dates and ratios of shares distributed for Pegasus shares owned for these distributions will be declared within a reasonable time frame prior to the actual distribution dates. (The declaration dates are controlled to a certain extent by federal regulations and other operational rules.)

Pegasus is seeking a buyer for its intellectual property at this time.

Pegasus is also seeking management teams for each of these spin-off entities. Current Pegasus management and directors do NOT intend to remain with these spun Off entities. Current Pegasus management and directors are also seeking a Management team for Pegasus to assume control subsequent to the completion of this restructuring.

The Board of Directors has determined that it is in the best interest of the stockholders to cancel the 2006 warrants, because it is highly unlikely that any will ever be exercised and the Company has received conflicting opinions as to the effect of the December 2006 reverse split upon these warrants.

Pegasus management has not at this time identified the corporations which will be utilized to spin off subsidiaries, nor the ratios of spin off entity shares to Pegasus shares held at dividend dates. In addition, current management is evaluating issues related to regulatory and tax implications and ramifications related to this restructuring.

This Proxy Statement is being furnished pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-1 promulgated thereunder.

The following table sets forth the name, age and position of each of the persons appointed to the combined Company's Board of Directors and each of the persons expected to be appointed as an Executive Officer of the Company following completion of the Merger described herein:

  Name                  Age        Principal Position
-----------------    	----       -----------------------------
Jasper Knabb *           40        Chairman of the Board of Directors and
                                   Chief Executive Officer
Stephen Durland *        52        Director and Chief Financial Officer

William Horn *           43        Director
--------------
*	The existing Members of the Company's Board of Directors have served since
June 2005

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND THE RESTRUCTURING PLAN. YOUR PROXY IS REQUESTED.

Shareholders are reminded that Questions and Answers relating to this Restructuring are attached as Exhibit A. Shareholders are also encouraged to review this overview of the more salient elements and issues of the restructuring.

Federal Income Tax Consequences of the Restructuring

The Company believes that, for federal income tax purposes, no gain or loss will be recognized by the Company or its shareholders of the Company who receive Common Stock of the spin-off entities in connection with the Restructuring. The adjusted tax basis of each share of the Company's Common Stock and the Common Stock of the spin-off entities received by a shareholder of the Company as a result of the Restructuring will be the same as the shareholder's aggregate adjusted tax basis in the shares of Pegasus Common Stock prior to the spin-offs, on a basis pro rata to the ratio of shares of the spin-off entities when received to the Pegasus shares held .


BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUAL'S CAPITAL GAIN OR LOSS SITUATION, STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

SUPPLEMENTAL DISCLOSURES

Voting Securities; Beneficial Ownership of the Company's Common Stock

The Company's common stock is the only class of equity securities that is currently outstanding and entitled to vote at a meeting of the Company's stockholders. Each share of common stock entitles the holder thereof to one (1) vote. As of August 1, 2007, ___________ shares of the Company's common stock were outstanding.


The following table sets forth information at December 31, 2006, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each Named Officer and (iv) all existing executive officer and directors of the Company as a group.

                              Common Stock                   Percent
Director/Shareholder         Beneficially Owned (3)          of Class
---------------------------  ----------------------          --------
Jasper Knabb (1)                   764,135                    3.5 %
Stephen Durland (1)                226,381                    1.1 %
William Horn (1)                    20,000                    0.1 %
Vision 2000 Ventures, Ltd (4)    1,814,752                    8.4 %
Alex Tsao (5)                    1,860,903                    8.6 %
Directors and Officers
as a group (3 persons)           1,010,516                    4.7 %
---------------------------------------

(1)	The address of each of these individuals is 277 Royal Poinciana Way, #153,
Palm Beach, FL 33480.
(2)	Unless  otherwise  noted, we  believe  that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
(3)	A  person  is deemed to be the beneficial owner of securities that can  be acquired by such person within 60 days upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that Options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised.
(4)	The address is Taiwan, Republic of China and is NOT a director or officer.
(5)	The  address  is  Saratoga, California  and  he  is  a  former officer and director

Certain Relationships and Related-Party Transactions

At the current time, we have no provision to issue any additional securities to management, promoters or their respective affiliates or associates. At such time as the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although we have a very large amount of authorized but unissued common stock which may be issued without further shareholder approval or notice, we intend to reserve such stock for certain offerings contemplated for continued expansion, acquisitions and properly approved employee compensation at such time as such plan is adopted.

Committees of the Board of Directors

The  Company  will in the future establish an Audit Committee in accordance with
Section 3(a)(58)(A) of the Exchange Act that will be comprised of a majority of "independent" directors as defined under pertinent securities rules.

Once put in place, the Audit Committee, among other things, will determine engagement of the independent certified public accountants and review the scope and effect of the audit engagement. Because the Company will constitute a "controlled company" as defined under the Sarbanes-Oxley Act, the Company is exempt from being required to create a Compensation Committee or other committee(s) comprised of a majority of independent directors.

Summary Executive Compensation

The following table summarizes the total compensation paid or to be paid by the Company and its subsidiaries for services rendered during 2004, 2005 and 2006 to the six most highly compensated executive officers and contract managers of the Company or its subsidiaries (collectively, the "Specified Executives"). All employees are paid a salary commensurate with their responsibility and position. Certain officers and contract managers are paid a bonus (see chart below) based on our net income and such employee(s contribution thereto. The following table sets forth certain information regarding compensation for the fiscal year ended December 31, 2006, and the prior years, earned by or paid to our current Chief Executive Officer, other executive officers and directors (collectively the (Directors and Officers)):

Directors
and Officers     Fiscal Year   Salary   Directors Fees(1)    Other
---------------  ----------- --------   -----------------   ------
Jasper Knabb         2006    $      0     $ 500,000         $    0
                     2005           0             0              0
                     2004           0             0              0

Stephen Durland      2006           0       300,000              0
                     2005           0             0              0
                     2004           0             0              0

Alex Tsao (2)        2006      60,000       305,000              0
                     2005     120,000             0              0
                     2004     120,000             0              0
-----------------

(1)	 The  directors  fees  were  paid in the  form of  restricted common stock issued in August 2006. The shares were valued at the then fair market price of $5.78 per share, with a now post-split value then of $28.90 per share.

(2)	 Mr. Tsao  was issued shares for his service as a director from January 1,
2006 until August 3, 2006, the date of his resignation as a director and officer.

Pension Arrangements

The Company does not have a pension plan.

Directors' Compensation and Consulting Agreements

The directors of the Company were compensated for their services in 2006 only. For information with respect to compensation paid by the Company and its subsidiaries, see the (Summary Executive Compensation Table) above.

Additional Disclosures

The Company has no employment agreements with its executive officers.

Our counsel has advised us that we have a fiduciary responsibility for the safekeeping and use of all Company assets. Management is accountable to each shareholder and required to exercise good faith and integrity with respect to our affairs. (For example, management cannot commingle our property of any other person, including that of any current or future member of management.) The SEC has stated that, to the extent any exculpatory or indemnification Provision includes indemnification for liabilities arising under the Securities Act of 1933, it is the opinion of the SEC that this indemnification is contrary to public policy and, therefore, unenforceable. Shareholders who believe that our management may have violated applicable law regarding fiduciary duties should consult with their own counsel as to their evaluation of the status of the law at that time.

According to federal and state statutes, shareholders in a corporation have the right to bring class action suits in federal court to enforce their rights under federal securities laws. Shareholders who have management where the losses result from a violation of SEC rules. It should be noted, however, that it would be difficult to establish a basis for liability that we have not met these SEC standards. This is due to the broad discretion given the directors and officers of a corporation to act in its best interest.

See (Summary Executive Compensation) and (Certain Relationships and Related Transactions with Directors and Executive Officers).

Report of the Board of Directors Regarding Audit Issues

Pollard-Kelley Auditing Services, PC has been the Company's independent public accountants and auditors for 2004, 2005, 2006 and 2007. The Board of Directors has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2006. The Board of Directors has also discussed with Pollard-Kelley the matters described in the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants. Based on the reviews and discussions described herein, the Board of Directors will included the audited consolidated financial statements referred to above in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 filed with the Securities and Exchange Commission (as was done in conjunction with the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 filed with the Securities and Exchange Commission).

Audit Fees

The aggregate fees billed in 2006 for professional services rendered for the audit of (1) our annual financial statements for the year ending December 31, 2005 and (2) the reviews of our financial statements included in all Forms 10-Q for 2006, were $80,000.

Financial Information Systems Design and Implementation Fees

The Company made no payments to Pollard-Kelley in 2004, 2005 or 2006 for Professional services relating to financial information systems design and implementation.

All Other Fees

The aggregate fees billed in 2004 for services rendered by Pollard-Kelly, other than the services described in this Information Statement under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, were approximately $0.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that officers, directors, and persons who beneficially own more than 10 percent of a registered class of equity securities of the Company, file certain reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or representations obtained from certain reporting persons, we believe that all filings applicable to the officers, directors and greater than 10 percent beneficial stockholders of the Company are current.


OTHER MATTERS

Form 10-KSB

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 filed by the Company with the SEC, is being provided to you with this Information Statement.

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005 AND/OR JUNE 30, 2005 MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE SECRETARY OF THE COMPANY, 277 ROYAL POINCIANA WAY, SUITE 153, PALM BEACH, FL 33480. EMAIL: Pegasus14C@yahoo.com

No Other Business Known

The Company does not know of any other business that will be presented for consideration at the Special Meeting. However, if any other business should come before the Special Meeting, management of the Company will have discretion to act in accordance with its best judgment.

Proposals for 2007 Annual Meeting

Any shareholder wishing to submit a proposal for inclusion in the Proxy Statement for the Company's Special Meeting in 2007 pursuant to the shareholder proposal rules of the SEC should submit the proposal in writing to Stephen Durland, CFO, 277 Royal Poinciana Way, Suite 153, Palm Beach, FL 33480. The
Company must receive a proposal by July 31, 2007 in order to consider it for inclusion in the Information Statement with respect to the 2007 annual meeting.

In addition, the Company's By-laws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director. Any communication relating to those By-law provisions should be directed to Stephen Durland at the above address.


EXHIBITS

A.  QUESTIONS AND ANSWERS
B.  AMENDED AND RESTATED ARTICLES OF INCORPORATION
C.  ANNUAL  REPORT  ON  FORM  10-K
D.  PROXY

EXHIBIT A

                          QUESTIONS AND ANSWERS

This Proxy Statement is first being sent to stockholders on or about July __, 2007. The following questions and answers are intended to respond to frequently asked questions concerning the restructuring. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.


Q:   WHY IS THE COMPANY RESTRUCTURING?

       A: The Company and its executives have seen tremendous negative publicity written about both the Company and management. The Company and its executives have watched the market price of its shares being reduced to a small fraction of its true value, irregardless of anything done to stop this precipitous decline. The Board of Directors has evaluated various options to maximize shareholder value from this situation and believes that this restructuring provides the best opportunity for the stockholders to recover at least a portion of their losses.


Q:   WHY IS THE COMPANY SEEKING PROXIES WITH REGARD TO THIS SPECIAL  MEETING OF
STOCKHOLDERS TO RATIFY THE RESTRUCTURING AND AMENDED AND RESTATED ARTICLES OF INCORPORATION?

       A: The Board of Directors has already approved the restructuring as described and the Amended and Restated Articles of Incorporation and has begun to implement the restructuring. The Board would like to receive ratification of these actions by the stockholders of the Company.


Q:   WHAT WERE THE PRINCIPAL FEATURES OF THE RESTRUCTURING?

       A: The restructuring will consist of the sale of the AMAX companies, SKI and Cnet, to three unrelated publicly traded companies in exchange for common stock of these three unrelated publicly traded companies. Pegasus will then distribute all the shares it receives from these three unrelated publicly traded companies to the stockholders of Pegasus in ratios yet to be determined. (It is expected that the distribution ratios will most likely not be the same for each of the new entities.) At such time as all three of these subsidiaries have been sold and the shares received for such sale have been distributed to the Pegasus stockholders, the Pegasus stockholders will hold shares in four companies in at least the ratio they represent to the combined Pegasus today. The Bahamas facility has been closed and those operations are being transferred to Cnet and SKI at this time. The Board of Directors did not feel that The Bahamas operation would be a long term viable stand- alone operation and that it makes more sense to transfer those operations to Cnet and SKI. The Company is also seeking a buyer for its intellectual property. As this time no potential candidates have been identified nor does management know how such a sale might be structured, therefore management is unable to determine what might be done with regard to such proceeds, other than to state that should such sale proceeds constitute shares of stock of the entity making the purchase, then management intends to distribute the shares so received, in another property dividend, again in a ratio yet to be determined.

Q:   HOW DOES THE RESTRUCTURING AFFECT MY OWNERSHIP OF  THE COMPANY?

       A: Not at all. You own the same amount of shares and the same class of the Company you currently hold. The restructuring is hoped to place you in a better position by providing shares of at least four companies in a ratio relative to the ratio of the subsidiaries to the consolidated Company.


Q:   HOW  DOES THE RESTRUCTURING AFFECT THE OFFICERS, DIRECTORS AND EMPLOYEES OF
THE COMPANY?


       A: The restructuring does not affect our employees in any way. The current officers and directors of Pegasus intend to resign upon completion of the restructuring. Management is currently seeking new management teams to manage and operate and hopefully grow the spun-off subsidiaries. The new management teams will decide on all important issues with regard to operating those companies upon taking control of them.


Q:  HOW DOES THE REINCORPORATION AFFECT THE BUSINESS OF THE COMPANY?

       A: The Company is continuing its business at the same locations and with the same day to day management as prior to the restructuring. The restructuring should allow more focused efforts towards growth by the new executive management, as they will only be dealing with a single line of operations. It may make it easier for the new executive management to raise additional capital, if needed, to fund growth, either organically or through acquisitions.


Q:  CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

       A:   No. Under Nevada Law, you are not entitled to appraisal and purchase of your stock as a result of the restructuring.


Q:  WHO IS PAYING THE COSTS OF THE RESTRUCTURING?

       A:   The Company is paying all of the costs of Restructuring.


Q:  WILL I  HAVE TO  PAY  TAXES  ON  THE  SHARES OF  THE SPIN-OFF COMPANIES WHEN
RECEIVED?

       A:   We are  researching  this  issue to  determine  if  it constitutes a taxable event, but currently do not believe that it is, and that you will be entitled to the same basis in the shares of restructured Companies that you had in Pegasus common stock.

OF COURSE, EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE RESTRUCTURING.

EXHIBIT B:

                  AMENDED AND RESTATED ARTICLES OF INCORPORATION
                             OF PEGASUS WIRELESS CORP.


                               ARTICLE I. NAME

     The name of the corporation shall be PEGASUS WIRELESS CORP.: The principal place of business of this corporation shall be 277 Royal Poinciana Way, Suite 153, Palm Beach,

                          ARTICLE II. NATURE OF BUSINESS

     This corporation may engage or transact in any and all lawful activities or business permitted under the laws of the United States, the State of Nevada or any other state, country, territory or nation.

                           ARTICLE III. CAPITAL STOCK

     The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 100,000,000 shares of common stock having a par value of $.0001 per share; and 50,000,000 shares of preferred stock having a par value of $.0001 per share, with the specific terms, conditions, limitations, and preferences to be determined by the Board of Directors without shareholder approval.

                              ARTICLE IV. ADDRESS

     The street address of the Nevada registered office of the corporation is 8275 South Eastern Ave., Suite 200, Las Vegas, NV 89123, and the name of the registered agent of the corporation at that address is c/o Corporate Creations Network, Inc.

                          ARTICLE V. TERM OF EXISTENCE

     This corporation is to exist perpetually.

                            ARTICLE VI. DIRECTORS

     This corporation currently has three Directors, and is authorized to have up to nine directors, always in an odd number of directors.

              ARTICLE VII. SPECIAL AUTHORITY OF BOARD OF DIRECTORS
                       AND WAIVER OF DISSENTERS RIGHTS

     The Board of Directors shall be and are hereby authorized to enter into on behalf of the corporation and to bind the corporation without shareholder approval, any and all acts approving (a) a name change; (b) the terms and conditions of a merger and/or a share exchange or a divestiture of assets; and
(c) divisions, combinations and/or splits of shares of any class or series of stock of the corporation, whether issued or unissued, with or without any change in the number of authorized shares and (d) an increase or decrease of the authorized stock, common or preferred, a reallocation of the authorized shares between common and preferred; and shareholders affected thereby, shall not be entitled to dissenters rights with respect thereto under any applicable statutory dissenters rights provisions.

                           ARTICLE IX. EFFECTIVE DATE

     This amendment and restatement shall be effective on July __, 2007, the date of approval by the Board of Directors.

                         ARTICLE X. CONFLICT OF INTEREST


     Any related party contract or transaction must be authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein or the transaction must be fair and reasonable to the Corporation.

                       ARTICLE XI. INDEMNIFICATION

     The Corporation shall indemnify its Officers, Directors, Employees and Agents in accordance with the following:

     (a) The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was otherwise serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct to be unlawful. The termination of any action, suit or proceeding, by judgment, order, settlement, conviction upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe the action was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the Corporation, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the

Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to whether such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under Section (a) or (b) of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director, employee or agent is proper under the circumstances, because he has met the applicable standard of conduct set forth in Section (a) or (b) of this Article. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the affirmative vote of the holders of a majority of the shares of stock entitled to vote and represented at a meeting called for that purpose.

     (e) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, as authorized in Section (d) of this Article, upon receipt of an understanding by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

     (f) The Board of Directors may exercise the Corporation's power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article.

     (g) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Amended Articles of Incorporation, the Bylaws, agreements, vote of the shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representatives of such a person.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal on this __th day of July 2007.



                     ---------------------------------------
                     Stephen H. Durland
                     Secretary, Treasurer, CFO and Director


STATE OF FLORIDA
COUNTY OF PALM BEACH

The foregoing instrument was acknowledged before me this __th day of July 2007 by Stephen H. Durland, who is personally known to me and who (did/did not) take an oath.


                              ------------------
                              Notary Public

EXHIBIT C:

2006 ANNUAL  REPORT  ON  FORM  10-KSB



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 10-KSB

(Mark One)
[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended   December 31, 2006

[_] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Commission file no.: 000-32567

                             PEGASUS WIRELESS CORP.
                  --------------------------------------------
                 (Name of small business issuer in its charter)

           Nevada                                                  52-2273215
---------------------------------------                -------------------------
(State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                            Identification No.)

277 Royal Poinciana Way, Suite 153
Palm Beach, Florida                                                   33480
---------------------------------------                -------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number: (510) 490-8288


                  --------------------------------------------
                   (Former name or former address, if
                                    changes since last report)


Securities registered under Section 12(b) of the Exchange Act:

                                                    Name of each exchange on
  Title of each class                                     which registered
      None
-----------------------------                      --------------------------

Securities registered under Section 12(g) of the Exchange Act:

                         Common Stock, $0.0001 par value
                            ------------------------
                                (Title of class)

Check  whether  the  registrant  (1) filed all  reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

     Yes [X] No [_]



Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10- KSB or any amendment to this Form 10-KSB. [X]



The  Registrant's   revenue  for  the  fiscal  year  ended  December  31,  2005:
$103,973,890.



The aggregate market value of the voting and non-voting common equity held by non-affiliates (computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity) as of March 15, 2007 was $6,386,417.



There were 21,608,848 shares of the registrant's common stock outstanding as of January 1, 2007.



DOCUMENTS INCORPORATED BY REFERENCE: None



Transitional Small Business Disclosure Format: Yes [_] No [X]

                            SUMMARY TABLE OF CONTENTS

                                     PART I

Item 1. Description of Business................................................4

Item 2. Description of Property................................................9

Item 3. Legal Proceedings......................................................9

Item 4. Submission of Matters to a Vote of Security Holders...................10

                                     PART II

Item 5. Market for Common Equity and Related Shareholder Matters..............10

Item 6. Management's Discussion and Analysis or Plan of Operation.............11

Item 7. Financial Statements.................................................F-1

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure..............................................27

Item 8A. Controls and Procedures .............................................27

Item 8B. Other Information ...................................................27

                                    PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons;
        Compliance With Section 16(a) of the Exchange Act.....................27

Item 10. Executive Compensation...............................................29

Item 11. Security Ownership of Certain Beneficial Owners and Management
         and Related Stockholder Matters......................................30

Item 12. Certain Relationships and Related Transactions.......................31

Item 13. Exhibits.............................................................31

Item 14. Principal Accountant Fees and Services ..............................31

SIGNATURES....................................................................33

                                     PART I

Forward Looking Statements

Certain statements contained in this annual filing including, without limitation, statements containing the words "believes", "anticipates", "expects" and words of similar import, constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Such factors include, among others, the following: international, national and local general economic and market conditions: demographic changes; the ability of the Company to sustain, manage or forecast its growth; the ability of the Company to successfully make and integrate acquisitions; raw material costs and availability; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; changes in business strategy or development plans; business disruptions; the ability to attract and retain qualified personnel; the ability to protect technology; and other factors referenced in this and previous filings. Given these uncertainties, readers of this Form 10-KSB and investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward- looking statements contained herein to reflect future events or developments.


Item 1. Description of Business

(a)      Development

In June 2005, Pegasus Wireless Corp., (a Nevada corporation, listed on the OTCBB), acquired OTC Wireless, Inc. by acquiring all the issued and outstanding shares of Pegasus Wireless Corp. (A Colorado corporation). At the time of this acquisition the Company changed its fiscal year end to June 30, to match that of OTC Wireless. On December 22, the Company changed its fiscal year end to December 31, effective immediately.

On August 31, 2005, the Company completed a two for one forward split of its common stock, which included the forward split of the authorized common stock to 100,000,000 and the preferred stock to 20,000,000, without affecting the par value of either class of stock.

On April 21, 2006, the Company began trading on NASDAQ NMS. On October 28, 2006, the Company voluntarily exited the NASDAQ NMS and returned to the OTCBB. The Company's letter to NADAQ request delisting stated "Over the preceding two months, the common stock of PGWC has experienced significant volume increases, price reductions and volatility. PGWC believes that it is in its shareholders' best interest" to take this action."

On December 8, 2006, the Company completed a one for five reverse split of its common stock, which did not affect the authorized number of shares nor the par value.

In August 2006, the Company announced the issuance of purchase warrants to our stockholders of record as of close of business August 11, 2006. The warrants are issued as 1 warrant for each 10 shares held, with a strike price of $8.00 per share, exercisable beginning one year after issuance and expiring worthless on the second anniversary of issuance. As of March , 2007, the Company has issued warrants to these holders of record.

The Company has authorized 100,000,000 shares of $0.0001 par value common stock and 20,000,000 shares of $0.0001 par value preferred stock. Rights and privileges of the preferred stock are to be determined by the Board of Directors prior to issuance. The Company had 21,608,848 (at December 31, 2006) and 14,313,808 (at December 31, 2005) shares of common stock and no shares of preferred stock issued and outstanding.

(b) Business of Issuer.

General

The first acquisition of the Company was OTC Wireless, Inc., (the Company or OTC Wireless or OTC), It was incorporated in September 1993 as a California corporation. The Company began its operations in November 1993 in Sunnyvale, California. OTC Wireless was founded by a group of technologists from microwave communication and computer networking backgrounds. The OTC's core business was to provide wireless communication technologies and products to serve the business, education and industrial application markets.

OTC Wireless introduced the first 900MHz spread spectrum wireless Ethernet bridge in 1995, among the industry's earliest true plug-and-play wireless network solution. The Company also submitted its first patent application in October 1995, based on the spread spectrum receiver technology developed for this product.

In 1996, OTC Wireless then introduced one of the industry's first 2.4 Ghz plug-and-play wireless Ethernet bridge, AirEZY and the 2.4GHz wireless serial radio modem, ADAM, both based on the Company's direct sequence spread spectrum technology.

In 1999, OTC introduced the enhanced AiEZY series of wireless radios by combining the plug- and-play feature with the WIPP (wireless internet polling protocol) multiple access scheme developed by the Company and Jasper Knabb, to provide a collision-free, adjustable bandwidth wireless access solution platform. In the same year, OTC and Jasper Knabb also introduced the industry's earliest 2.4GHz IEEE 802.11b wireless bridges.

In 2002, OTC and Jasper Knabb introduced the first true plug and play wireless serial communication solution, WiSER, for connecting the interactive whiteboard and the computer in classrooms as well as meeting rooms. In the same year, OTC and Mr Knabb developed and introduced its 802.11b wireless projector/display solution, WiJET.

In  2003,  OTC  introduced   the   industry's   earliest   54Mbps  IEEE  802.11g
plug-and-play indoor and outdoor wireless Ethernet bridge solutions, VCW and ASR/ACR.

In 2004, Pegasus Wireless, as parent company of OTC Wireless introduced a new generation of plug-and-play WiSER, the WiSER.ip, that converts the conventional serial (RS-232) communication based "dumb" industrial devices into TCP/IP-capable, intelligent network nodes. OTC and Mr. Knabb also introduced two new wireless display solutions based on the 54Mbps IEEE 802.11g technology and the WiJet technology developed in 2002 (WiJET.G, and WiJET.Video) that supports streaming MPEG1 and MPEG2 video files from a computer to a projector, LCD TV or plasma flat panel display, wirelessly.

In early 2005, Pegasus Wireless Corp. introduced the industry's earliest 54Mbps IEEE 802.11a/b/g plug-and-play indoor and outdoor wireless Ethernet bridge solutions, AVCW and ASR/ACR, TriMar.

In January 2006 Pegasus introduced its latest version of WiJet Video, with the tradename of CynaLynx, with modifications to allow full video streaming, 5.1 surround sound as a full feature rich stand alone internet appliance. To the Company's knowledge to date, no other company has offered a comparable product with the same range of features.

The Company has applied and been awarded patents,  based on the Company's spread
spectrum   receiver   signal   processing   technology  as  well  as  its  WIPP,
plug-and-play and wireless display technology:

     "Non-coherent  direct  sequence  spread  spectrum  receiver  for  detecting
bit/symbol  chip  sequences   using  threshold   comparisons  of  chip  sequence
correlation," U.S. Patent No. 5,687,190, awarded 11/11/1997.

     "A robust system for wireless projection of computer display and rendering of motion video contents," U.S. Patent Application No. 60/542,247, filed on 2/4/2004, pending.

     "Multiple access scheme for wireless internet connection," US patent application no. 09/660,285, filed 9/16/1999. Japanese Patent Application No. 2000-281792, filed 9/18/2000.

     "Wired protocol to wireless protocol converter," U.S. Patent Application No. 10/209,118, filed 7/30/2002.

     "USB-interface radio," U.S. Patent Application No. 60/388,553, filed 6/12/2002.

Pegasus has applied for a patent, which is pending, for its new CynaLynx video streaming internet appliance.

Today, the Company offers the following products in three major application areas:

     For indoor and outdoor wireless networking:


 Pegasus Model #                  Application
---------------------      ----------------------------------------------
TRIMAR                     54/108 Mbps outdoor wireless access point
AVCW*-AP:                  11Mbps outdoor wireless access point
AVCW*-BRG:                 11Mbps outdoor wireless bridge station
AVCW*-AP-G:                54 Mbps outdoor wireless access point
AVCW*-BRG-G:               54 Mbps outdoor wireless bridge station
ASR:                       11 Mbps indoor wireless access point
ACR:                       11Mbps indoor wireless bridge station
ASR-G:                     54 Mbps indoor wireless access point
ACR-G:                     54 Mbps indoor wireless bridge station

* All AVCW models offer two integrated antenna options 9dBi and 15 dBi and a third option of a Type-N connector for external antenna connection.

For industrial wireless networking solutions:

 Pegasus Model #                  Application
---------------------      ----------------------------------------------
WiSER:                     11 Mbps wireless serial modem
WiSER.ip:                  11 Mbps wireless serial TCP/IP modem

For wireless multimedia/video networking solutions:

 Pegasus Model #                  Application
---------------------      ----------------------------------------------
CynaLynx                   54/108 Mbps wireless display solution with video
                           streaming and full feature stand alone internet
                           appliance
WiJET:                     11 Mbps wireless display solution
WiJET.G:                   54 Mbps wireless display solution
WiJET.Video:               54 Mbps wireless display solution with video
                           streaming

The Company has been delivering products to customers since 1995, both domestically and overseas. In addition to system integrators, value-added resellers and end users worldwide, the Company also offers products to major account customers who either bundle Pegasus Wireless's solution to their own products, or carry Pegasus Wireless's products under their own names by private labeling or OEM custom-designed products from the Company. Over the years, the Company's major account customers include our largest Japanese customer, CallUS Computers, which private labels our wireless technology products to Wireless Internet, (WI) and Nippon Telephone and Telegraph-ME Group, (NTT-ME). The Company also is a direct supplier to Showa Electric Cable Company (SWCC). In addition the Company is also the direct supplier of its products to, among others, Smart Technologies of Canada, Lexmark and Dell in the U.S., and D-Link, a major worldwide network equipment provider based in Taiwan, each of which private label our technology products through their distribution networks.

The TRIMAR and AVCW series of outdoor wireless Ethernet bridge products are used by Internet Service Providers (ISPs) to offer high speed Internet access to their customers wirelessly. They are also used by business customers and schools to interconnect computer networks in different buildings. When used in a point to point configuration, a pair of AVCW radios can reach a distance up to 20 miles. In a point to multiple-point configuration, the radius of a "coverage cell" typically ranges between 3 to 5 miles. Working with its service providers, the Company has deployed numerous wireless broadband Internet networks domestically as well as overseas (including Japan, China and South America).

The Company's ASR and ACR indoor wireless products are used in the Wireless Local Area Networks (WLAN) by office and home users to interconnect computers without having to deploy cables. Being designed as a true plug-and-play wireless solution, Pegasus Wireless' radios require no installation of software drivers, and can be used to wirelessly interlink any devices equipped with the RJ-45 Ethernet port, not only computers. For example, they can be used to enable wireless printing, connecting computers and network printers. They can also be used to connect to game consoles such as X-Box, Play Station or Game Cube with the wireless home gateways.

The WiSER wireless serial radios are used by both industrial and education users. Teachers in the schools use WiSER to wirelessly interconnect the interactive whiteboards to the computers in the classrooms. Industrial users use the WiSER to connect the central control computer to the remote data collecting and sensing devices.

The WiJET products are used by both business and education customers. Presenters in a business meeting or teachers in the classroom can deliver their PowerPoint slide shows to the audience in the most convenient location with their computers wirelessly connected to the projector without the restriction of a tethering VGA cable. Home users can use WiJET to deliver movie files stored on their computer hard drives to an LCD or plasma flat panel TV wirelessly.

The CynaLynx will play DVD movies wirelessly and is also a feature rich media gateway, wireless access point as well as an internet appliance offering simultaneous wireless and wired connections . The CynaLynx can be easily assimilated into almost any network as a fully integrated and secure network node offering powerful new functions to mobile work, entertainment or educational environments.

Pegasus has a number of new products in the pipeline which its management believe to be innovative and responsive to customer needs and desires. The Company is planning to introduce a new generation of wireless access point products that operate in multiple frequency bands and supports backbone and last- mile functions from a simple, easy to install package. The Company also is developing its next generation wireless multi-media solution that delivers enhanced video streaming and audio performance and computer presentation capability over the wireless connectivity between the computer and the remote display/sound devices supporting HDMI and component video.

In December 2005, Pegasus completed the acquisition of AMAX Engineering and AMAX Information Technologies (AIT), both based in Fremont, California. The company owns 51% controlling interest in both subsidiaries.

AMAX Engineering is a computer system and peripheral solution providers. It manufactures, markets and distributes PC systems and subsystems, components, networking devices and storage solutions for both consumer and enterprise markets. It has 2 branch offices covering North America. AMAX has benefitted greatly from Pegasus' extensive technology capacity and manufacturing expertise.

AMAX Information Technologies provides computing solutions to the enterprise and government customers. It manufactures and markets cluster servers, grid computing systems, network storage solutions and interconnect solutions to business, technology and education users.


Both AMAX and AIT's capability in computer system solutions have benefitted from Pegasus' extensive technology capacity and manufacturing expertise.

In December 2005, Pegasus completed the acquisition of 51% controlling interest of CNet Technology, Inc. (CNet) which operates an electronics manufacturing plant in Wu-Jiang, a city 90 miles west of Shanghai, China. CNet owns SMT and DIP manufacturing lines and produces both wired and wireless networking devices for consumer and business users. CNet's manufacturing capacity is expect to benefit the company in providing a stable production resource.

In January 2006, Pegasus completed the acquisition of 51% controlling interest of SKI Technologies, Inc.., an electronics manufacturing facility in Taiwan. This second acquisition has further strengthened the company's capability in keeping on-schedule products delivering, as SKI sources many of the components utilized in the Company's current products.

Pegasus introduced the innovative CynaLynx product in the 3rd quarter of 2006, and began shipments under the product name WiJet.e in Asia, also in the 3rd quarter. The Company changed the name of the WiJet.e to CynaLynx during the 4th quarter.

During the 4th quarter the Company decided to relocate the final manufacturing operation for the CynaLynx and other products from California to Freeport, Grand Bahama, The Bahamas. The Company spent several months getting all the necessary permits and approvals from the government of The Bahamas to put this move into place. The Company took possession of a building in Freeport on February 2, 2007 and began its transformation into this facility. The Company received its last necessary permit from the government on February 21, 2007, and held its grand opening on February 22, 2007. The first CynaLynx assembled in this plant rolled off the production line on February 22, 2007.

COMPETITIVE BUSINESS CONDITIONS

The field of wireless connectivity devices is highly competitive. We compete with a number of businesses that provide the same or similar products. Many of these competitors have a longer operating history, greater financial resources, and provide other products that we do not provide. Pegasus' competitors include companies such as Linksys, D-Link and Netgear in the consumer networking devices market. In the multimedia/video wireless market, its major competitors include companies such as Komatsu and Infocus. In the enterprise infrastructure wireless market, its major competitors include companies such as Cisco, Nortel and Motorola. We believe that quality of product, innovative products, proper pricing and range of product uses offered are the principal factors that will enable us to compete effectively.

Government Regulation

The  Company's  operations  are  subject  to  various  federal,  state and local
requirements  which  affect  businesses   generally,   such  as  taxes,   postal
regulations, labor laws, and environment and zoning regulations and ordinances.

Operation of current Pegasus Wireless products are subject to the FCC regulation under FCC Part 15 rules, specifically, FCC Part 15 subpart C and subpart E. The company needs to submit its products for the FCC rule compliance test and obtain certifications before the products are available for sale. The users of the products need not to obtain usage license from the government.

Research and Development

The Company conducts in research and development on an ongoing basis in order to improve our current products as well as to develop new products. We do not have a specific plan of research and development at this stage.

Employees

As of February 10, 2007, the Company has approximately 500 employees, 90 in our Fremont, California offices, 90 in our Freeport, Bahamas facility, 160 in our Peoples Republic of China manufacturing facility and 160 in our Taiwan manufacturing facility.

Manufacturing

As of February 10, 2007, the Company's products are manufactured or parts sourced in China and Taiwan by the two manufacturing companies we purchased at the end of December 2005 and early January 2006. As of February 22, 2007, the CynaLynx is manufactured in our facility in Freeport, Grand Bahama, The Bahamas. We have begun to manufacture other Pegasus products in the Freeport facility.

Reports to Security  Holders

The Company will send out audited annual reports to its shareholders if required by applicable law. Until such time, the Company does not foresee sending out such reports. The Company will make certain filings with the SEC as needed, and any filings the Company makes to the SEC are available and the public may read and copy any materials the Company files with SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).


Item 2. Description of Property

The corporate headquarters of Pegasus Wireless Corp. is located at 277 Royal Poinciana Way, Suite 153, Palm Beach, FL 334800 and its telephone number is
(510) 490-8288. We also maintain offices at 1565 Reliance Way, Fremont, California 94539.

We also maintain manufacturing facilities in the Peoples Republic of China and in Taiwan. We maintain an manufacturing facility in Freeport, Grand Bahama, The Bahamas.


Item 3. Legal Proceedings

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. The Company is currently a party to the following legal proceedings:

Alex Tsao v. Pegasus Wireless Corp. et al. - Mr. Tsao, the former CEO of Pegasus is alleging that Pegasus has breached the retirement agreement with Mr. Tsao by refusing to pay him. Pegasus denies these allegations. Therefore, the Company believes that it does not owe Mr. Tsao anything, is disputing his claims and vigorously defending this case.

Philip Keller v. Alex Tsao, et al. - Mr. Keller claims to be a shareholder of Pegasus. Mr. Keller has named individual members of the Pegasus Board of Directors as defendants in a shareholder derivative suit against the individual directors claiming breach of fiduciary duty, abuse of control, mismangement, waste, unjust enrichment and negligence, and has named Pegasus as a nominal defendant and plaintiff. Pegasus has not yet made an appearance in this action, but intends to vigorously defend this case.

Michael Mitchell v. Pegasus Wireless Corp., et al. - Mr. Mitchell claims to be a shareholder of Pegasus. Mr. Mitchell has filed a class action complaint claiming that Pegasus, as well as several individual members of the Pegasus Board of Directors have violated Federal Securities Laws by publishing a series of false and misleading statements. Pegasus believes that it has not violated any securities laws and is therefore vigorously defending this case.

D&D Aviation v. Pegasus  Wireless  Corp.,  et al - D&D is alleging  that certain transport transactions were scheduled and operated on behalf of Pegasus, and that these items remain unpaid. No transportation transactions were scheduled or operated by Pegasus or on behalf of Pegasus, therefore the Company believes that it does not owe D&D anything. The Company is vigorously defending this case.


Item 4. Submission of Matters to a Vote of Security Holders

None.



                                     PART II


Item 5. Market Price of and Dividends on the Registrant's Common Equity and Other Shareholder Matters.

Market Information

* Reflects 2 for 1 stock split effective close of business August 31, 2005 and the 1 for 5 reverse split effective at close of business December 8, 2006.

2006                           HIGH                 LOW
------                       ------                 -----
* December 31, 2006           3.00                   0.30
* September 30, 2006         45.00                   2.50
* June 30, 2006              94.95                  28.40
* March 31, 2006             78.75                  41.50

2005                          HIGH                   LOW
------                      ------                  -----
* December 31, 2005          52.50                  30.50
* September 30, 2005         36.95                  18.50
* June 30, 2005              18.50                   0.25
March 31, 2005                0.10                   0.10

2004                          HIGH                   LOW
------                      ------                  -----
December 31, 2004             0.10                   0.10
September 30, 2004            0.10                   0.10
June 30, 2004                 0.25                   0.10
March 31, 2004                0.40                   0.25

2003                          HIGH                   LOW
------                      ------                  -----
December 31, 2003             1.01                   0.35
September 30, 2003            1.25                   0.30
June 30, 2003                 0.80                   0.45
March 31, 2003                2.20                   0.20

The approximate number of holders of record of common equity is 2,900 as of February 10, 2007.

Dividends

The Company has never declared or paid any cash dividends on its common stock and does not intend to declare any dividends in the foreseeable future.

We currently intend to retain and reinvest future earnings, if any, to finance our operations.

Transfer Agent

Our transfer agent is Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Parkway, Atlantic Highlands, NJ 07716. Their telephone number is (732) 872 2727.


Item 6.  Management's Discussion and Analysis or Plan of Operation Operations

This report on Transition Form 10-KSB contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in the forward-looking statements and from historical results of operations. Among the risks and uncertainties which could cause such a difference are those relating to our dependence upon certain key personnel, our ability to manage our growth, our success in implementing the business strategy, our success in arranging financing where required, and the risk of economic and market factors affecting our customers or us. Many of such risk factors are beyond the control of the Company and its management

Results of Operations - For the Year and Six Months Ending December 31, 2006 and 2005

Basis of Presentation - On December 22, 2005 the Board of Directors elected to change the fiscal year end of the Company to December 31, effective immediately. This was completed as a result of two pending acquisitions of foreign companies, both of which had December 31 as their fiscal year end. As a result of this change, the accompanying financial statements include the year ended December 31, 2006 and six months from July 1, 2005 through December 31, 2005.


On December 22, 2005, the Company acquired 51% of AMAX Engineering Corp. and AMAX Information Technology, Inc. Pursuant to the acquisition agreement, the accompanying financial statements include the three months of the AMAX companies from October 1, 2005 through December 31, 2005.

On December 29, 2005, the Company acquired 51% of Cnet Technology, Inc. Pursuant to the acquisition agreement, financial statement consolidation begins on January 1, 2006, therefore the accompanying financial statements do not include any results of Cnet for the last 2 days of 2005.

On January 19, 2006, the Company completed the acquisition of 51% of SKI Technologies, Inc. Pursuant to the acquisition agreement, financial statement consolidation begins on January 1, 2006.

Financial Condition, Capital Resources and Liquidity

For the year and six months ending December 31, 2006 and 2005, the Company recorded revenues of $103,973,900 and $17,639,900, respectively. The increase in revenue is a direct result of the acquisition of the subsidiaries. We were not able to begin the ramp-up of production of the Pegasus line of products until the beginning of 2006 as a result of our acquisition of the two manufacturing companies until the end of December 2005 and beginning of January 2006.

For the year and six months ending December 31, 2006 and 2005, the Company had, on a consolidated basis, cost of sales of $95,078,300 and $15,414,100. The increase is a direct result of the acquisition of the subsidiaries.

For the year and six months ending December 31, 2006 and 2005, the Company had, on a consolidated basis, general and administrative expenses of $4,110,400 and $1,318,800 respectively. The increase is a direct result of the acquisition of the subsidiaries.

For the year and six months ending December 31, 2006 and 2005, the Company had, on a consolidated basis, total operating expenses of $7,447,200 and $2,026,800, respectively. The relative increase is a direct result of the acquisition of the subsidiaries.

Net Income

For the year and six months ending December 31, 2006 and 2005, the Company reported net income from operations of $1,448,400 and $199,000, respectively.

The ability of the Company to grow is dependent upon its ability to deliver product to its customers in ever increasing quantities. The Company has taken the steps necessary to address this problem by its acquisitions of the AMAX companies to provide the distribution channels needed and Cnet and SKI and the new Grand Bahamas facility for the manufacturing requirements. Given our current product mix and selling prices, these two manufacuring companies have the ability to produce approximately $650 million, (at selling price), of Pegasus products.

Liquidity and Capital Resources

At December 31, 2006 and 2005, the Company had working capital of $9,456,200 and $4,704,100, respectively. The Company's cash balance increased $796,800 at December 31, 2006 over 2005. This increase was in spite of a $946,600 use of cash by operations and was provided by common stock issued for cash from the Company's CEO, Jasper Knabb. The use of cash by operations was generated by significant cash expenditures related to the final development of the CynaLynx product for market as well as for the relocation of the Milmont facility to Freeport, Grand Bahama. The Company believes that this relocation will substantially contribute to producing cash flow from operations as opposed to a use of cash from operations.

Research and Development Plans

Our current research and development activities focus on improving our current products and the development of new products or new uses for our existing products.

Our plan is that over time, as our revenues grow, we will continue to increase our expenditures for research and development.

Item 7. Financial Statements




Report of Independent Registered Public Accounting Firm......................F-2

Consolidated Balance Sheets..................................................F-3

Consolidated Statements of Operations and Comprehensive Income (Loss)........F-4

Consolidated Statements of Stockholders' Equity (Deficiency).................F-5

Consolidated Statements of Cash Flows........................................F-7

Notes to Consolidated Financial Statements...................................F-8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholders
Pegasus Wireless Corp.
Palm Beach, Florida

We have audited the accompanying consolidated balance sheets of Pegasus Wireless Corp., (the "Company") as of December 31, 2006 and 2005 and the related consolidated statements of operations and comprehensive income (loss), stockholders' equity (deficiency) and cash flows for the one year and six months in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of

December 31, 2005 and 2005 and the results of its operations and its cash flows for the one year and six months in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.




/s/Pollard-Kelly
Pollard-Kelley Auditing Services, Inc.


Fairlawn, Ohio
March 24, 2007

                             PEGASUS WIRELESS CORP.
                           Consolidated Balance Sheets
                                  December 31,

                                          ASSETS                                        2006                   2005
                                                                                --------------------- ----------------------
CURRENT ASSETS
  Cash and equivalents                                                          $           1,876,432 $            1,079,588
  Accounts receivable, net of reserve of $17,053 and $5,700                                11,995,746              6,676,806
  Inventory, net of reserve of $656,602                                                     7,450,706              6,568,274
  Prepaid expenses and other current assets                                                 1,991,108                 81,186
                                                                                --------------------- ----------------------
          Total current assets                                                             23,313,993             14,405,854
                                                                                --------------------- ----------------------
PROPERTY AND EQUIPMENT
  Land                                                                                        422,535                      0
  Buildings                                                                                   152,606                      0
  Computers and equipment                                                                   1,203,067              1,054,156
  Machinery and equipment                                                                   2,352,861                320,685
  Office furniture, fixtures and equipment                                                    873,485                974,749
  Vehicles                                                                                    552,916                602,254
  Leasehold improvements                                                                      468,929                470,645
                                                                                --------------------- ----------------------
    Total Property and Equipment                                                            6,026,398              3,422,489
        Less accumulated depreciation                                                      (3,667,486)            (2,879,463)
                                                                                --------------------- ----------------------
          Net property and equipment                                                        2,358,913                543,026
                                                                                --------------------- ----------------------
OTHER ASSETS
  Investment in unconsolidated subsidiary                                                           0              1,000,000
  Intangible assets, net                                                                    6,952,291                      0
  Goodwill                                                                                  7,103,207              5,469,609
  Deposits and other assets                                                                 2,601,910              1,471,243
                                                                                --------------------- ----------------------
          Total other assets                                                               16,657,408              7,940,852
                                                                                --------------------- ----------------------
Total Assets                                                                    $          42,330,313 $           22,889,732
                                                                                ===================== ======================
                    LIABILITIES AND STOCKHOLDERS' EQUITY ( DEFICIENCY)
CURRENT LIABILITIES
   Accounts payable                                                             $           7,428,003 $            5,929,969
   Accrued expenses                                                                         4,113,608              3,627,513
   Accrued income taxes payable                                                                     0                 94,504
   Customer deposits                                                                            8,921                  3,481
   Line of credit                                                                           2,250,000                      0
   Current portion of long-term debt                                                          202,223                 46,268
                                                                                --------------------- ----------------------
          Total current liabilities                                                        14,002,755              9,701,735
                                                                                --------------------- ----------------------
LONG-TERM DEBT
   Notes payable                                                                              429,546                116,105
                                                                                --------------------- ----------------------
          Total long-term debt                                                                429,546                116,105
                                                                                --------------------- ----------------------
Total Liabilities                                                                          14,432,301              9,817,840
                                                                                --------------------- ----------------------
Minority interest in consolidated subsidiary                                                3,916,337              2,545,156
                                                                                --------------------- ----------------------
STOCKHOLDERS' EQUITY (DEFICIENCY)
   Preferred stock, $0.0001 par value, authorized 10,000,000 shares;
      none issued and outstanding                                                                   0                      0
   Common stock, $0.0001 par value, authorized 100,000,000 shares;
       21,608,848 and 14,313,808 issued and outstanding shares                                  2,161                  1,431
   Additional paid-in capital                                                              52,298,269             24,929,169
   Deferred compensation                                                                  (15,261,474)                     0
   Subscription receivable                                                                          0               (750,000)
   Accumulated comprehensive income (loss)                                                    (15,795)                  (104)
   Accumulated deficit                                                                    (13,041,485)           (13,653,760)
                                                                                --------------------------------------------
          Total stockholders' equity (deficiency)                                          23,981,676             10,526,736
                                                                                --------------------- ----------------------
Total Liabilities and Stockholders' Equity (Deficiency)                         $          42,330,314 $           22,889,732
                                                                                ===================== ======================

     The accompanying notes are an integral part of the financial statements

                             PEGASUS WIRELESS CORP.
                      Consolidated Statements of Operations

                                                                                      Year ended           Six Months ended
                                                                                  December 31, 2006          December 31, 2005
                                                                                ----------------------    ----------------------
REVENUES                                                                        $          103,973,890    $           17,639,881

COST OF SALES                                                                               95,078,301                15,414,086
                                                                                ----------------------    ----------------------
Gross Margin                                                                                 8,895,589                 2,225,795

OPERATING EXPENSES
    Sales and marketing                                                                      2,885,636                   651,346
    Depreciation and amortization                                                              451,184                    56,661
    General and administrative                                                               4,110,390                 1,318,782
                                                                                ----------------------    ----------------------
          Total operating expenses                                                           7,447,210                 2,026,789
                                                                                ----------------------    ----------------------
 Operating income (loss)                                                                     1,448,379                   199,006
                                                                                ----------------------    ----------------------
OTHER INCOME (EXPENSE):
    Interest income                                                                                  0                     5,785
    Other income                                                                                62,038                    33,477
    Interest expense                                                                           (32,828)                        0
    Other expense                                                                              (26,126)                   (1,189)
                                                                                ----------------------    ----------------------
          Total other income (expense)                                                           3,084                    38,073
                                                                                ----------------------    ----------------------
Net income (loss) before extraordinary items and minority interest
                                                                                             1,451,463                   237,079
Extraordinary items:
    Plant relocation expense                                                                   272,202                         0
                                                                                ----------------------    ----------------------
Net income (loss) before minority interest                                                   1,179,261                   237,079

    Minority interest in consolidated subsidiary net income (loss)                             566,417                   143,375
                                                                                ----------------------    ----------------------
Net income (loss)                                                               $              612,844    $               93,704
                                                                                ======================    ======================
Net income (loss) per common share - basic                                      $                 0.03    $                 0.01
                                                                                ======================    ======================
Weighted average number of common shares outstanding - basic                                21,608,848                12,163,997
                                                                                ======================    ======================
Net income (loss) per common share - fully diluted                              $                 0.03    $                 0.01
                                                                                ======================    ======================
Weighted average number of common shares outstanding - fully diluted                        21,848,848                12,859,997
                                                                                ======================    ======================

     The accompanying notes are an integral part of the financial statements

                             PEGASUS WIRELESS CORP.
          Consolidated Statements of Stockholders' Equity (Deficiency)*

                                 Number of         Number of
                                  Shares -         Shares -          Amount -         Amount -
                                 Preferred          Common*         Preferred          Common
                               --------------   ---------------   --------------   --------------
BEGINNING  BALANCE,
 June 30, 2004                     15,295,206         1,129,057       12,663,209          416,865
                               ==============   ===============   ==============   ==============

Pfd converted to common           (15,295,206)        3,352,941      (12,663,209)      12,663,209
Recapitalization                            0         1,600,000                0      (13,079,466)
Acquisition of subsidiary                   0           600,000                0               60
Recapitalization                            0           287,954                0               29
    Net loss                                0                 0                0                0
                               --------------   ---------------   --------------   --------------

BALANCE, June 30, 2005                      0         6,969,952                0              697
Employ stk options exercise                 0            23,742                0                2
Two for one forward split                   0         6,993,693                0              699
Common stk issued for cash                  0           114,286                0               11
Comm stk issued - acquisit                  0           167,691                0               17
Common stk issued for cash                  0            44,444                0                5
Comprehensive inc/loss                      0                 0                0                0
    Net income                              0                 0                0                0
                               --------------   ---------------   --------------   --------------
Balance, December 31, 2005                  0        14,313,808                0            1,431
Recap shares issued                         0           724,742                0               72
Receipt of subs receivable                  0                 0                0                0
Common stk issued for cash                  0            40,000                0                4
Comm stk issued-acquisition                 0            28,547                0                3
Acquisition shs returned                    0           (76,200)               0               (8)
Common stk issued for cash                  0            75,000                0                8
Common stock retired                        0        (2,804,574)               0             (280)
Common stk opt exercised                    0           456,000                0               46
Employ stk options exercise                 0            28,333                0                3
Comm stk-retirement pkg                     0           395,870                0               40
Comm stk - BOD fees                         0            71,431                0                7
Comm stk issued for debt                    0         7,376,016                0              737
Comm stk issed for tech                     0           580,000                0               58
Comm stk issued for svcs                    0           400,000                0               40
Amortize deferred comp                      0                 0                0                0
Comprehensive inc/loss                      0                 0                0                0
    Net income                              0                 0                0                0
                               --------------   ---------------   --------------   --------------
Ending Balance,
December 31, 2006                           0        21,608,973   $            0   $        2,161
                               ==============   ===============   ==============   ==============

*    Reflects one for five reverse split effective December 8, 2006.


                                  (Continued)

                             PEGASUS WIRELESS CORP.
          Consolidated Statements of Stockholders' Equity (Deficiency)
                                  (Continued)

         .                Stock
    Add'l.              Subscript                                 Total
   Paid-in             Receivable/          Accumulated        Stockholders'
   Capital              Def Comp              Deficit             Equity
--------------     -------------------   -----------------   ----------------


             0                       0         (13,010,342)            69,732
==============     ===================   =================   ================

             0                       0                                      0
    14,104,850                       0                   0          1,025,384
           240                       0                   0                300
       799,785                       0                   0            799,814

             0                       0            (672,796)          (672,796)
--------------     -------------------   -----------------   ----------------

    14,904,875                       0         (13,683,138)         1,222,434
        25,026                       0                   0             25,028
          (699)                      0                   0                  0
     3,999,989                       0                   0          4,000,000
     3,999,983                       0                   0          4,000,000
1,999,995                    (750,000)                   0          1,250,000
             0                       0                (104)              (104)
             0                       0              29,378             29,378
--------------     -------------------   -----------------   ----------------
    24,929,169               (750,000)         (13,653,864)        10,526,736
           (72)                      0                   0                  0
             0                 750,000                   0            750,000
1,999,996                            0                   0          2,000,000
       649,997                       0                   0            650,000
             8                       0                   0                  0
     2,999,992                       0                   0          3,000,000
           280                       0                   0                  0
       740,954                       0                   0            741,000
        35,414                       0                   0             35,417
    11,381,211            (11,381,251)                   0                  0
     2,053,623             (2,053,630)                   0                  0
       367,795                       0                   0            368,532
     4,999,942                       0                   0          5,000,000
     2,139,960             (2,140,000)                   0                  0
             0                 313,407                   0            313,407
             0                       0             (15,691)           (15,691)
             0                       0             612,275            612,275
--------------     -------------------   -----------------   ----------------

    52,298,269            (15,261,474)   $     (13,057,280)  $     23,981,676
==============     ===================   =================   ================

     The accompanying notes are an integral part of the financial statements

                             PEGASUS WIRELESS CORP.
                      Consolidated Statements of Cash Flows

                                                                                      Year ended           Six Months ended
                                                                                  December 31, 2006          December 31, 2005
                                                                                ----------------------    ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                               $             612,844     $             29,378
Adjustments to reconcile net loss to net cash used by operating activities:
     Depreciation and amortization                                                            451,184                   56,661
     Amortization of deferred compensation                                                    313,407                        0
     Extraordinary items - plant relocation write-off                                         272,202                        0
     Minority interest in net income (loss) of consolidated subsidiary                        566,417                  113,997
Changes in operating assets and liabilities:
     (Increase) decrease in accounts receivable                                            (3,533,147)                 420,575
     (Increase) decrease in inventory                                                        (408,979)              (2,555,512)
     (Increase) decrease in prepaid expenses                                               (1,627,960)                  39,957
     (Increase) decrease in deposits and other assets                                        (780,068)              (1,051,424)
     Increase (decrease) in accounts payable                                                2,092,979                  461,285
     Increase (decrease) in accrued expenses                                                 (719,296)                 629,604
     Increase (decrease) in other current liabilities                                          47,458                        0
     Increase (decrease) in accrued income taxes payable                                            0                   95,304
     Increase (decrease) in customer deposits                                                   4,519                   (1,615)
                                                                                ---------------------     --------------------
Net cash  provided (used) by operating activities                                          (2,708,440)              (1,761,790)
                                                                                ---------------------     --------------------
CASH FLOW FROM INVESTING ACTIVITIES:
     Purchase of property and equipment                                                      (337,059)                (116,512)
     Purchase of R&D                                                                       (1,952,291)                       0
     Cash paid for acquisitions                                                              (650,000)              (5,000,000)
     Sale/retirement of fixed assets                                                           38,996                        0
                                                                                ---------------------     --------------------
Net cash provided (used) by investing activities                                           (2,900,354)              (5,116,512)
                                                                                ---------------------     --------------------
CASH FLOW FROM FINANCING ACTIVITIES:
     Cash acquired in acquisition/reorganization                                              687,618                1,771,201
     Proceeds from loans                                                                            0                  102,988
     Repayment of loans                                                                       (42,706)                  (5,819)
     Exercise of employee stock options for cash                                              776,417                        0
     Issuance of common stock for cash                                                      5,000,000                5,250,000
                                                                                ---------------------     --------------------
Net cash provided by financing activities                                                   6,421,329                7,118,370
                                                                                ---------------------     --------------------
Effect of exchange rates on cash                                                              (15,691)                       0
                                                                                ---------------------     --------------------
Net increase (decrease) in cash and equivalents                                               796,844                  240,068

CASH and equivalents, beginning of period                                                   1,079,588                  839,520
                                                                                ---------------------     --------------------
CASH and equivalents, end of period                                             $           1,876,432     $          1,079,588
                                                                                =====================     ====================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid in cash                                                           $              32,828     $              1,189
                                                                                =====================     ====================
Income taxes paid in cash                                                       $             245,808     $                  0
                                                                                =====================     ====================
Non-Cash Financing Activities:
  Issuance of common stock for deferred compensation                            $          15,574,881     $                  0
                                                                                =====================     ====================
  Issuance of common stock to settle debt                                       $             368,531     $                  0
                                                                                =====================     ====================
 Issuance of common stock for intangible assets                                 $           5,000,000     $                  0
                                                                                =====================     ====================
  Issuance of common stock to effect acquisition                                $             650,000     $          4,000,000
                                                                                =====================     ====================

     The accompanying notes are an integral part of the financial statements

                             PEGASUS WIRELESS CORP.
                 Notes to the Consolidated Financial Statements

NOTE 1 - THE COMPANY

Pegasus Wireless Corp., (f/k/a Blue Industries, Inc.), was incorporated under the laws of the State of Nevada on April 5, 2000 as Burrard Technologies, Inc. ("Burrard") and was involved in software development. During 2001, the Company discontinued the software development and became inactive until December 18, 2001, when it acquired all the issued and outstanding shares of Technocall S.A. ("Technocall"), a Swiss company. On April 2, 2002, the Company changed its name to Blue Industries Inc. In December 2003, the Company again became inactive. In June 2005, the Company changed its name to Pegasus Wireless Corp., subsequent to the acquisition, via reverse merger of Homeskills, Inc. The Company is engaged in the business of designing, manufacturing and marketing wireless hardware and software solutions for broadband fixed, portable networking and Internet access.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - On December 22, 2005 the Board of Directors elected to change the fiscal year end of the Company to December 31, effective immediately. This was completed as a result of two pending acquisitions of foreign companies, both of which had December 31 as their fiscal year end.

On December 22, 2005, the Company acquired 51% of AMAX Engineering Corp. and AMAX Information Technology, Inc. Pursuant to the acquisition agreement, financial statement consolidation began on October 1, 2005. On December 29, 2005, the Company acquired 51% of Cnet Technology, Inc. Pursuant to the acquisition agreement, financial statement consolidation began on January 1, 2006. On January 19, 2006, the Company acquired 51% of SKI Technology, Inc. Pursuant to the acquisition agreement, financial statement consolidation began on January 1, 2006.

Principles of Consolidation - The consolidated financial statements include the accounts of Pegasus Wireless Corp. and its wholly owned and majority owned subsidiaries. All inter-company balances and transactions have been eliminated.

Significant Acquisitions - On December 22, 2005, the Company acquired 51% of AMAX Engineering Corp. and AMAX Information Technology, Inc., (collectively "AMAX"), California corporations headquartered in Fremont, California. The Company paid $4,000,000 in cash and 838,454 shares of the Company's common stock, valued at $4,000,000, or $4.77 per share. The share valuation was based on 66% of the average closing price for the preceding 30 trading days, as per the acquisition agreement. The cash portion of the AMAX transaction was provided by the sale of 571,429 shares of restricted common stock of the Company to Jasper Knabb, President of Pegasus, in exchange for $4,000,000 in cash, or $7.00 per share. AMAX has distinguished and established itself as a global leader in providing technology to all levels of the marketplace. As an ISO-9001 certified corporation, AMAX manufactures and markets innovative server, industrial, workstation, storage & clustering systems to meet the most stringent of quality requirements. In March 2006, the sellers of AMAX returned 381,000 shares to the Company, bringing their per share value to $8.75 per share, or the market closing price the day before the acquisition was closed.

On December 29, 2005, the Company acquired 51% of Cnet Technology, Inc., ("Cnet"), a Cayman Islands corporation headquartered in Taipei, Taiwan. The Company paid $1,000,000 in cash. The acquisition was financed by a purchase of 222,222 restricted shares of Pegasus Wireless Corporation's common stock by Jasper Knabb, the Company's President, in exchange for $2,000,000 in cash, or $9.00 per share. The additional $1 million cash will be used to obtain raw materials to begin the manufacturing of Pegasus Wireless' products that will be available for distribution within thirty days. CNet Technology, Inc. has been a leader in designing and manufacturing high-speed, cost-effective solutions for the worldwide networking and communications market. Their unique combination of sales and assembly has allowed for CNet to support a vast array of wireless demands, from the small and home offices to the vast enterprise systems that span multiple locations. Pegasus has been outsourcing the manufacturing

                             PEGASUS WIRELESS CORP.
                 Notes to the Consolidated Financial Statements

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Significant Acquisitions, continued - its wireless products through various venues around the world, and now can manufacture its products in a centralized controlled environment that will greatly enhance the speed and volume of their product output.

On January , 2006, the Company acquired 51% of SKI Technologies, Inc., ("SKI"), a Taiwanese corporation headquartered in Taipei, Taiwan. The Company paid $650,000 in cash and issued 142,735 shares of restricted common stock, valued at $650,000, or $4.55 per share. The acquisition was financed by a purchase of 200,000 restricted shares of Pegasus Wireless Corporation's common stock by Jasper Knabb, the Company's President, in exchange for $2,000,000 in cash, or $10.00 per share. Under the terms of the acquisition agreement, SKI must meet certain revenue from sales to third parties. If SKI does not meet these requirements, Pegasus has the right to receive additional shares of SKI, without additional consideration, in direct proportion to the revenue shortfall.

Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

Revenue Recognition - The Company recognizes revenue from product sales when units are shipped, provided no significant obligation remains and collection is probable.

Inventory - The Company values its inventory at the lower of cost or market, cost determined using the standard cost method. The Company also utilizes the reserve method to account for slow moving and obsolete inventory. The reserve for inventory obsolescence was $656,000 at December 31, 2006 and 2005, respectively.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

Income (Loss) Per Share - Income (loss) per share is computed using the Weighted Average Number of common shares outstanding during the fiscal year. Fully diluted includes all common shares that would be required to be issued as a result of various convertible instruments at their stated conversion rates using December 31, 2006, closing market price of the underlying common stock.

Concentration of Credit Risk - The Company extends credit, based on the evaluation of each customer's financial condition, and generally requires no collateral from its customers. Credit losses, if any have been provided for in the financial statements and have been generally within management's expectations. During the six months and year ending and at June 30, 2006 and December 31, 2005, the Company had deposits in banks in excess of the FDIC insurance limit.

                             PEGASUS WIRELESS CORP.
                 Notes to the Consolidated Financial Statements

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Intangibles - Goodwill in the amount of 7,103,207 was recorded as a result of the acquisitions of AMAX, Cnet and SKI. The Company will evaluate this asset periodically to determine impairment, if any. The Company acquired certain technology in 2006 in exchange for 580,000 shares of common stock, valued at $5,000,000, or $8.62 per share. The Company will amortize these amounts over their expected remaining useful life once commercialiazation begins.

Property and Equipment - All property and equipment is recorded at cost and depreciated over their estimated useful lives, using the straight-line method. Upon sale or retirement, the costs and related accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is included in the results of operations. Repairs and maintenance charges which do not increase the useful lives of the assets are charged to operations as incurred. Depreciation expense was $451,184 and $56,661 for the year and six months ended December 31, 2006 and 2005, respectively.

Research & Development - Research and development costs are expensed in the period incurred.



NOTE 3 - ACCOUNTS RECEIVABLE

The Company uses the allowance method to account for its doubtful accounts. The allowance for doubtful accounts is based on management's estimates. Accounts receivable consist of the following:

                                   December 31, 2006     December 31, 2005
                                  ------------------    ------------------
Trade accounts receivable         $       11,944,181    $        6,682,506
Allowance for doubtful accounts             (17,053)               (5,700)
                                  ------------------    ------------------
Total                             $       11,927,128    $        6,676,806
                                  ==================    ==================


NOTE 4 - INVENTORY

The Company values its inventory at the lower of cost or market, cost determined using the standard cost method. The Company also utilizes the reserve method to account for slow moving and obsolete inventory. Inventory consists of the following:

                                  December 31, 2006     December 31, 2005
                                 ------------------    ------------------
Inventory                        $        8,107,308    $        7,609,522
Less: Reserve for obsolescence            (656,602)           (1,041,248)
                                 ------------------    ------------------

Total                            $        7,450,706    $        6,568,274
                                 ==================    ==================

                             PEGASUS WIRELESS CORP.
                 Notes to the Consolidated Financial Statements


NOTE 5 - STOCKHOLDERS' EQUITY

The authorized capital stock of the Company consists of 100,000,000 shares of common stock with a par value of $0.0001 and 20,000,000 shares of preferred stock with a par value of $0.0001. Rights and privileges of the preferred stock are to be determined by the Board of Directors prior to issuance. There were 21,608,848 and 14,313,808 shares of common stock outstanding at December 30, 2006 and 2005, respectively.

In May 2005, the Company issued 287,954 shares of common stock in exchange for $800,000 in cash, or $3.25 per share. In June 2005, the Company issued 5,693,549 shares of common stock to effect the acquisition of OTC Wireless, Inc., the operating company. In August 2005, eight of the company's employees exercised their employee stock options. These options were issued in years prior to the reverse merger and had exercise prices ranging from $0.75 to $2.50 per share. As a result of these option exercises the Company issued 23,742 shares in exchange for $25,029 in cash.

In August 2005, the Company amended its Articles of Incorporation to increase the authorized shares from 50,000,000 to 100,000,000 common and from 10,000,000 to 20,000,000 preferred shares. The par value of each remained the same at $0.0001 for each class of stock. In addition, in August 2005, the Company declared a two shares for each share held forward split of the Company's issued and outstanding common stock, which was effective at close of business August 31, 2005. Pursuant to this, the Company issued 6,993,693 shares of common stock.

In December 2005, the Company issued 114,286 shares of restricted common stock to the President of the Company in exchange for $4,000,000 in cash , valued at $35.00 per share. In December 2005, the Company issued 167,691 shares of restricted common stock to complete the acquisition of AMAX, valued at $4,000,000, or $23.85 per share. In December 2005, the Company issued 44,444 shares of restricted common stock to the President of the Company in exchange for $2,000,000 in cash , valued at $45.00 per share.

In the first quarter 2006, the Company issued 724,742 shares, inclusive of forward split shares, as a direct result of stockholders being unable to get their Homeskills share certificates from their brokerage house holdings until this time in order to complete the exchange. In January 2006, the Company issued 40,000 shares of restricted common stock to the President of the Company in exchange for $2,000,000 in cash , valued at $50.00 per share. In January 2006, the Company issued 28,547 shares of restricted common stock to complete the acquisition of SKI, valued at $650,000, or $22.75 per share. In March 2006, the sellers of AMAX returned 76,200 shares to the Company, bringing their per share value to $43.75 per share, or the market closing price the day before the acquisition was closed. On June 28, 2006, the Company issued 75,000 shares of restricted common stock to the President of the Company in exchange for $3,000,000 in cash, valued at $4.00 per share. On June 28, 2006, the President and CFO of the Company exercised their options, (granted in June 2004), for shares amounting to 240,000 and 216,000, respectively. The cash exercise price of these options was $1.625 per share, for a total of $390,000 and $351,000, respectively. In the third quarter, the estate of a former company employee

                             PEGASUS WIRELESS CORP.
                 Notes to the Consolidated Financial Statements

NOTE 5 - STOCKHOLDERS' EQUITY, continued-

exercised their employee stock options. These options were issued in years prior to the reverse merger and had exercise prices ranging from $0.75 to $2.50 per share. As a result of this option exercise the Company issued 28,333 shares in exchange for $35,417 in cash. In the third quarter the Company issued 395,870 shares of common stock as a portion of the retirement and 5-year non- compete package of Alex Tsao. During 2006 the Company retired 2,804,574 shares of common stock. During 2006 the Company issued 7,376,016 shares of common stock to satisfy $368,532 debt owed by the Company from prior to the change in control. In the third quarter the Company issued 580,000 shares of common stock valued at $5,000,000 to acquire the Maccontrol technology. In the third quarter the Company issued 400,000 shares of common stock in exchange for prospective consulting services valued at $2,140,000. In the third quarter the Company issued 71,431 shares of common stock to the members of the Board of Directors as payment of Board compensation, valued at $2,053,630.

Warrants - In August 2006, the Company announced the issuance of purchase warrants to our stockholders of record as of close of business August 11, 2006. The warrants are issued as 1 warrant for each 10 shares held, with a strike price of $8.00 per share, excerisable beginning one year after issuance and expiring worthless on the second anniversary of issuance. As of March , 2007, the Company has issued warrants to these holders of record.


NOTE 6 - NOTES PAYABLE

The Company is obligated for four vehicle loans, totaling $54,888, $47,154, $45,623 and $14,709. The loans call for monthly payments of $1,523, $955, $1,347 and $416 and they mature in 2008, 2010, 2008 and 2009. They bear interest at 6%, 5.6%, 5.95% and 2.9%.

The Company is obligated on notes payable amounting to $145,000 remaining balance which were undisclosed when current management took control of the shell company. These notes were entered into at various times in 2003 and were 2 year notes, all of which have matured. The notes were entered into by a wholly owned subsidiary but are convertible into common stock of the parent company at the discretion of the holder. Management two steps back failed to disclose these notes to subsequent management, thus current management was unaware of their existence.


NOTE 7 - INCOME TAXES

The Company accounts for its income taxes under the asset and liability approach, whereby the expected future tax consequences of temporary differences between the book and tax basis of assets and liabilities are recognized as deferred tax assets and liabilities.


NOTE 8 - DEFINED CONTRIBUTION PLAN

The Company maintains a voluntary defined contribution plan, covering eligible employees. Participating employees may elect to defer and contribute a percentage of their compensation to the plan. The Company did not make any contributions to the plan for the periods ended December 31, 2006 and 2005.

                             PEGASUS WIRELESS CORP.
                 Notes to the Consolidated Financial Statements

NOTE 9 - OPERATING LEASES

The Company leases several operating facilities and various equipment from third parties under various operating leases expiring in various years through 2013.

Future minimum lease payments for the remaining lease term are as follows:

        2007                       $   1,123,318
        2008                           1,009,173
        2009                           1,009,173
        2010                           1,009,173
        2011                           1,009,173
        Thereafter                     1,766,054
                                   -------------
        Total                      $   6,926,064
                                   =============


NOTE 10 - STOCK OPTION PLAN

In 1995 the Company established an Incentive Stock Option Plan. This plan provides for the granting of incentive stock options and non-statutory stock options to employees, directors and consultants at 110% of the fair market value on the date of the grant. The options to employees vest ratably over a four-year period. The Company has authorized 728,000 post-split shares of common stock options. There were 236,317 and 283,800 post-split options outstanding at December 31, 2006 and 2005, respectively.


NOTE 11 - STOCK OPTION PLAN FOR OFFICERS

The Company's President and CFO elected in July 2004 to accept stock options in lieu of cash compensation for a period of two years, beginning in July 2004. The former Chairman also elected to receive his performance based bonus for a period of two years in stock options as well. For the two years the former Chairman and President were to receive 240,000 post-split options and the CFO 216,000 post-split options. All of these options are one share per option and carry a post-split exercise price of $1.625 per share. These options also carried a cash-less exercise option if elected by the officer at exercise, if the market price of the Company's common stock is at least $16.25 per share at the time of exercise, the officer can elect to return shares, to the Company in lieu of cash payment. These options are exercisable at any time after the Company's share price exceeds $12.50 per share for a full quarter, and can be exercised cashlessly on a pro-rata basis. The performance requirement for the former Chairman for year one is: a) eliminate all debt, b) take the operating company public and c) reduce the operating company loss by 40%; and for year two to double the Company's base revenue. If the expenses related to taking the operating company public are excluded, the Chairman met the requirements for the first year. On June 28, 2006, the President and CFO of the Company exercised their options, for shares. The cash exercise price was $390,000 and $351,000, respectively. The Company is evaluating the stock options of Alex Tsao, the former Chairman.

                             PEGASUS WIRELESS CORP.
                 Notes to the Consolidated Financial Statements

NOTE 12 - LINE OF CREDIT

The Companies has a line of credit agreement with a bank, which allows the Company to borrow up to $5,000,000. Outstanding balances bear interest at the lender's prime rate and are collateralized by inventory, accounts receivable and property and equipment. The credit facility requires the Companies to maintain certain financial ratios and comply with certain covenants. This agreement was renewed in April, 2006, and now expires in June 2007. The Company had borrowed $2,250,000 and $0 at December 31, 2006 and 2005, respectively.

NOTE 13 - RELATED PARTY TRANSACTIONS

A - Facilities operating lease - The Company leases it building housing the AMAX csubsidiaries from a minority stockholder. This lease calls for annual rent in the amount of $863,800.

B- Related companies - The Companies record sales, accounts receivable, purchases, administrative expenses and accounts payable to and from 5 brother-sister related companies. None of these companies own any stock of the Companies, nor do the Companies have any investment in these related companies. They are related by virtue of similar/common control.



                [Balance of this page intentionally left blank.]

Item 8. Changes in and Disagreements with Accountants.

None


Item 8A. Controls and Procedures

Within 90 days prior to the date of this Report, we carried out an evaluation, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer (or persons performing similar functions) of the effectiveness of the design and operation of our disclosure controls and procedures. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer (or persons performing similar functions) concluded that our disclosure controls and procedures are effective in timely alerting them to material information required to be included in our periodic reports that are filed with the Securities and Exchange Commission. It should be noted that the design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote. In addition, we reviewed our internal controls, and there have been no significant changes in our internal controls or in other factors that could significantly affect those controls subsequent to the date of their last valuation.

(b) Internal Control Over Financial Reporting:

There have been no significant changes in the Company's internal controls or in other factors since the date of the Chief Executive Officer and Chief Financial Officer's (or persons performing similar functions) evaluation that could significantly affect these internal controls during the period covered by this report or from the end of the reporting period to the date of this Form 10-KSB, including any corrective actions with regards to significant deficiencies and material weaknesses.


Item 8B. Other Information

None.



                                    PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

DIRECTORS and EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each of our executive officers and directors. Our directors are generally elected at the annual shareholders' meeting and hold office until the next annual shareholders'

meeting or until their successors are elected and qualified. Executive officers are elected by our board of directors and serve at its discretion. Our bylaws authorize the board of directors to be constituted of not less than one and such number as our board of directors may determine by resolution or election. As of February 15, 2006 our board of directors consists of nine members.

NAME                 AGE         POSITION
-------------       ------       -----------------
Jasper Knabb           40        CEO and Director
Stephen Durland        52        Chief Financial Officer and Director
Billy Horn             43        Director

There are no family relationships between or among the executive officers and directors of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934:

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, all executive officers, directors and greater than 10% beneficial owners of its common Stock, and have not complied with
Section 16(a) filing requirements applicable to them during the Company's fiscal year ended June 30,2005.

Business Experience

Officers and Directors

The following is a brief description of the business background of our executive officers, and directors:

     JASPER KNABB, CEO and Director, has more than 20 years experience in the high tech industry. Mr. Knabb's involvement in the technology business encompasses PC manufacturing and sales, computer gaming software development, Internet service provider and wireless system development and marketing. Prior to Pegasus Wireless, Mr. Knabb was the President of Wireless Frontier, Inc., (OTC BB: WFRI), from 2003 to 2004 and was responsible for business development and successfully negotiating to bring the company to public via a reverse merger. Prior to Wireless Frontier, Mr. Knabb was a Managing Director at OTC Wireless responsible for business and product development from 2001 to 2003. Prior to OTC Wireless, Mr. Knabb founded and became the President of Beach Access, a privately held Internet Service Providing company, in 1998, and successfully sold the company in 2000. Between 1985 and 1998, he was the owner and the President of Microland, a PC retailing business, and SEI, a console game developer, both privately held companies.

     STEPHEN DURLAND, CFO and Director, has been the president of Durland & Company, CPAs, PA, since he founded it in 1991. Durland & Company has specialized in the audits of micro-cap public companies since its founding. In addition, its clients have had operations in 19 foreign countries, giving the firm very heavy international experience. Since 1998, Mr. Durland has been a Director of Children's Place at Homesafe, Inc., a local non-profit serving the needs of abused and/or terminally ill children. He was a Director of Medical Makeover Corporation of America, (OTC BB: MMAM), June 2004 until March 2006. He has also been a Director of ExpressAir Delivery Systems, Inc. since 1999 and Global Eventmakers, Inc. since 2003. They are private operating companies expecting to become publicly traded in 2005 via reverse merger with publicly trading shell companies. He was a Director of two other OTC BB listed companies, American Ammunition, Inc. (July 2001 - March 2002), and JAB International, Inc. (October 2000 - June 2003). He was CFO/Acting CFO for four private operating companies, Main Line Medical Acquisition, LLC, (November 2002 - April 2003),

Powerhouse Management, Inc., (November 2002 - April 2003), Ong Corp., (March 2001 - June 2002) and American Hydroculture, Inc., (August 2000 - August 2001), none of which went public, and four OTC BB listed companies, American Ammunition, Inc. (July 2001 - March 2002), JAB International, Inc. (October 2000
- June 2003), Ocean Resources, Inc. (September 2002 - November 2003), and Safe Technologies, Inc. (September 2002 - December 2003). Of the public companies, all but two, (American Ammunition and Pegasus Wireless), had completed their reverse mergers well before Mr. Durland became aware of the companies. These CFO/Acting CFO positions have primarily been interim in nature to assist these companies through periods when they could either not afford or did not need a full-time CFO. All of the publicly traded companies, except Medical Makeover and Safe Technologies became public via reverse merger with public shells. Mr. Durland was not involved with any of the public shells prior to the reverse mergers. Prior to Durland & Company, he was responsible for the back-office operations and accounting for two companies with investment portfolios of $800 and $900 million and $36 billion (face amount) of futures and options transactions. Prior to that, he was a securities Registered Representative for two years. Mr. Durland received his BAS in Accounting from Guilford College in 1982 and has been a CPA in 14 states.

     BILLY HORN, President and CEO of Horn Asset, Inc. a Miami, Florida based equity hedge fund. Prior to this position Mr. Horn was a trader with two equity hedge funds for 12 years. Mr. Horn received his BA from Adelphi University, Garden City, NY.


Item 10. Executive Compensation

The following summary compensation table sets forth the aggregate cash compensation paid or accrued by the Company to each of the Company's executive officers and key employees for services rendered to the Company during the Company's fiscal years ended 2005 and 2004 and all plan and non-plan compensation awarded to, earned by or paid to certain designated executive officers.


                           SUMMARY COMPENSATION TABLE
                                                     Long Term
                                                     Compensation
------------------  ------- ------------------------ -------------
                               Annual Compensation     Awards
------------------  ------- ------------ ----------  ----------
                                                     Securities
Name and                                             Underlying

Principal            Year    Salary ($)   Bonus ($)    Options/
Position                                              SARs
------------------   ------- ------------ ----------  ----------
Alex Tsao,
former CEO and       2006    $     60,000 $        0  $        0
Chairman
                     2005-B  $     60,000 $        0  $        0
                     2005-A  $    120,000 $        0  $        0
                     2004    $    120,000 $        0  $        0

Jasper Knabb, CEO    2006    $          0 $        0  $        0
                     2005-B  $          0 $        0  $        0
                     2005-A  $          0 $        0  $        0
                     2004    $          0 $        0  $        0

Stephen Durland, CFO 2006    $          0 $        0  $        0
                     2005-B  $          0 $        0  $        0
                     2005-A  $          0 $        0  $        0
                     2004    $          0 $        0  $        0

Mr Knabb and Mr Durland elected in July 2004 to accept stock options in lieu of cash compensation for a period of two years, beginning in July 2004. Mr Tsao also elected to receive his performance based bonus for a period of two years in stock options as well. For the two years Mr Knabb and Mr Tsao were to receive 240,000 post-split options and the CFO 216,000 post-split options. All of these options are one share per option and carry a post-split exercise price of $1.625 per share. These options also carry a cash-less exercise option if elected by the officer at exercise, if the market price of the Company's common stock is at least $16.25 per share at the time of exercise, the officer can elect to return shares, to the Company in lieu of cash payment. These options are exercisable at any time after the Company's share price exceeds $12.50 per share for a full quarter, and can be exercised cash-lessly on a pro- rata basis. The performance requirement for the Chairman for year one is: a) eliminate all debt, b) take the operating company public and c) reduce the operating company loss by 40%; and for year two to double the Company's base revenue. On June 28, 2006, Jasper Knabb and Stephen Durland elected to exercise their options for cash. The Company is evaluating Mr Tsao's options at present.

Compensation of Directors

The Company has no standard arrangements for compensating the directors of the Company for their attendance at meetings of the Board of Directors.

Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

Security Ownership of Certain Beneficial Owners

The following table summarizes certain information with respect to the beneficial ownership of company shares as of December 31, 2005, regarding the ownership of common stock by each shareholder known to be the owner of more than 5% of the outstanding shares, each director and all executive officers and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of common stock beneficially owned.

----------------------------------------------------------------------------
Name and Address of              Title of   Amount and Nature of    Percent
Beneficial Owner                  Class       Beneficial Owner      of Class
----------------------------------------------------------------------------
Jasper Knabb(1)                  Common            764,135             3.5%
277 Royal Poinciana Way,
 Suite 153
Palm Beach, FL 33480
----------------------------------------------------------------------------
Stephen Durland(1)               Common            226,381             1.1%
277 Royal Poinciana Way,
 Suite 153
Palm Beach, FL 33480
----------------------------------------------------------------------------
Billy Horn(1)                    Common             20,000             0.1%
277 Royal Poinciana Way,
 Suite 153
Palm Beach, FL 33480
----------------------------------------------------------------------------
All Executive Officers, Directors                1,010,516             4.7%
as a group

                           Certain Beneficial Owners
----------------------------------------------------------------------------
Name and Address of              Title of   Amount and Nature of    Percent
Beneficial Owner                  Class       Beneficial Owner      of Class
----------------------------------------------------------------------------
Vision 2000 Ventures, Ltd(1)     Common          1,814,752             8.4%
Taiwan, Republic of China
---------------------------------------------------------------------------
Alex Tsao(1)                     Common          1,860,903            8.6%
Saratoga, CA

---------------------------------------------------------------------------
TOTAL                                            1,814,752           17.0%

(1) Based upon 21,608,848 shares of the Company's common stock issued and outstanding as of December 301 2005.


Item 12. Certain Relationships and Related Transactions

None


Item 13. Exhibits

Exhibit
Number    Description
-------   -----------------------

31.1      Certification  Certificate of the Chief Executive  Officer pursuant to
          Section 302 of Sarbanes-Oxley Act of 2002.

31.2      Certification  Certificate of the Chief Financial  Officer pursuant to
          Section 302 of Sarbanes-Oxley Act of 2002.

32.1      Certification  Certificate of the Chief Executive  Officer pursuant to
          Section 906 of Sarbanes-Oxley Act of 2002.

32.2      Certification  Certificate of the Chief Financial  Officer pursuant to
          Section 906 of Sarbanes-Oxley Act of 2002.
--------
*    Filed herewith


(b) Reports on Form 8-K filed in the last quarter of 2006:

None


Item 14. Principal Accountant Fees and Services

The Company paid or accrued the following fees in each of the prior two fiscal years to it's principal accountant, Pollard-Kelley Auditing Services, Inc.:

                                Year ended                 Six Months ended
                                  December 31,               December 31,
                                   2006                            2005
                               ---------------            ---------------
1.   Audit fees                   $     60,000                 $   20,000
2.   Audit-related fees                      -                          -
3.   Tax fees                                -                          -
4.   All other fees                          -                          -
                               ---------------            ---------------
   Totals                         $     60,000                 $   20,000

The  Company  has  designated  a formal  audit  committee.  In  discharging  its oversight responsibility as to the audit process, commencing with the engagement, the Board obtained from it's independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Board discussed with the auditors any relationships that may impact their objectivity and independence, including fees for non-audit services, and satisfied itself as to the auditors' independence. The Board also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Board reviewed with the independent auditors their management letter on internal controls, if one was issued by the Company's auditors.

The Board discussed and reviewed with the independent auditors all matters required to be discussed by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees".

The Board reviewed the audited financial statements of the Company as of and for the year and six months ended December 31, 2006 and 2005 with management and its independent auditors. Management has the sole ultimate responsibility for the preparation of the Company's financial statements and the respective independent auditors have the responsibility for their examination of those statements.

Based on the above-mentioned review and discussions with the respective independent auditors and management, the Board of Directors approved the Company's audited financial statements and recommended that they be included in its Annual Report on Form 10-KSB for the year and six months ended December 31, 2006 and 2005, for filing with the Securities and Exchange Commission.

The Company's principal accountant for the year and six months ended December 31, 2006 and 2005, Pollard-Kelley Auditing Services, Inc. did not engage any other persons or firms other than the respective principal accountant's full-time, permanent employees.

                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            Pegasus Wireless Corp.

                                  (Registrant)

Date: March 29, 2007        /s/ Jasper Knabb
                           ------------------------------------------------
                           Jasper Knabb, CEO and Director

                           /s/Stephen Durland
                           ------------------------------------------------
                           Stephen Durland, CFO and Director

                           /s/Billy Horn
                           ------------------------------------------------
                           Billy Horn, Director


In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature                               Title                        Date

By: /s/Jasper Knabb
   --------------------------     CEO & Director          March 29, 2007
    Jasper Knabb


By: /s/Stephen Durland
   --------------------------     CFO & Director          March 29, 2007
    Stephen Durland


By: /s/Billy Horn
   --------------------------    Director                 March 29, 2007
    Billy Horn

Exhibit D:


PROXY


Know all men by these present that the undersigned Pegasus Wireless Corp. Shareholder does hereby appoint Stephen Durland to be his true and lawful attorney-in-fact and agent to vote as proxy.

Number of Common Shares: __________________


                                  BALLOT


RATIFICATION OF THE RESTRUCTURING PLAN       Yes [_]  No  [_]  Abstain  [_]
(specifically, to ratify the Amended and Restated Articles of incorporation, spin-off the 51% ownership interest in the AMAX companies, SKI and Cnet, the cancellation of the issued and outstanding warrants, the closing of the Bahamas facility and relocation of such operations to SKI and Cnet, the sale of Pegasus intellectual property and the replacement of executive management and directors' as more fully described in the accompanying Proxy Statement)


Signature:	__________________________________________

Please Print Name: ___________________________________

Address:  ____________________________________________

______________________________________________________

Telephone: (____) ____- _____

NUMBER OF COMMON SHARES BENEFICIALLY OWNED:   ____________

Dated: August __, 2007





PLEASE EXECUTE, FILL IN YOUR TELEPHONE NUMBER, INCLUDE THE NUMBER OF COMMON SHARES IN THE COMPANY YOU BENEFICIALLY OWN AND DATE, AND RETURN TO THE COMPANY
VIA: USPS TO THE COMPANY'S EXECUTIVE OFFICES AT 277 ROYAL POINCIANA WAY, SUITE 153, PALM BEACH, FL 334780; VIA: FAX TO 561-881-9886; OR VIA: EMAIL TO:
PegasusProxy@Yahoo.com